UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

RIGHTSIDE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-36262	32-0415537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5808 Lake Washington Blvd. NE, Suite 300

Kirkland, Washington 98033

(Address of principal executive offices, including zip code)

(425) 289-2500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02    Results of Operations and Financial Condition.

On May 9, 2017, Rightside Group, Ltd. (“Rightside”) issued a press release announcing financial results for its fiscal quarter ended March 31, 2017.  The full text of Rightside’s press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Rightside, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Rightside makes reference to certain non-GAAP financial measures in the press release and will make reference to these same measures in its related earnings conference call.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in the attached press release.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 9, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rightside Group, Ltd.

	By:	/s/ Taryn J. Naidu
Taryn J. Naidu
Chief Executive Officer
Date: May 9, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 9, 2017